UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2014

Xenonics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3186 Lionshead Avenue Carlsbad, California	92010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2014, Xenonics issued a press release setting forth its results of operations for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Xenonics under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 15, 2014, Xenonics issued a press release regarding the agreement between Xenonics and SIMS that is described above in Item 1.01. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Xenonics Holdings, Inc. dated May 15, 2014 regarding the results of operations for the quarter ended March 31, 2014.

99.2	Press Release of Xenonics Holdings, Inc. dated May 15, 2014 regarding the Exclusive International Distribution Agency Agreement with Saudi International Military Services, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENONICS HOLDINGS, INC.

May 15, 2014	By:	/s/ Richard S. Kay
Name: Richard S. Kay

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Xenonics Holdings, Inc. dated May 15, 2014 regarding the results of operations for the quarter ended March 31, 2014.

99.2	Press Release of Xenonics Holdings, Inc. dated May 15, 2014 regarding the Exclusive International Distribution Agency Agreement with Saudi International Military Services, Ltd.

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